Strength in Balance. Third Quarter 2015 UMB Financial October 27, 2015 Exhibit 99.2

Cautionary Notice about Forward-Looking Statements This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about asset sensitivity. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2014, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

3Q 2015 Performance Highlights

Select Third Quarter Highlights Loans at September 30, 2015, increased 27.4 percent to $9.0 billion with legacy UMB loans increasing 13.2 percent to $8.0 billion compared to September 30, 2014 Total deposits at September 30, 2015, increased 18.1 percent to $15.1 billion with legacy UMB deposits increasing 11.2 percent to $14.2 billion compared to September 30, 2014 Net interest income increased 25.6 percent to $109.9 million and net interest margin increased 20 basis points to 2.73 percent compared to the third quarter of 2014 Noninterest income decreased 13.7 percent from the third quarter 2014 to $109.1 million, and was 49.8 percent of total revenue Expenses related to the Marquette acquisition totaled $4.5 million for the third quarter 2015 Equity earnings on alternative investments was a net loss of $5.0 million, a decrease of $7.5 million compared to the third quarter of 2014 Announced additional corporate-wide efficiency actions with estimated cost savings of $29.3 million, annualized Total assets under management stood at $40.9 billion at September 30, 2015 Common equity Tier 1 ratio remains strong at 12.39 percent

Earnings Summary – 3Q 2015 $ in thousands, except per-share data; unaudited

Select Balance Sheet Items $ in thousands, average balances; unaudited Three Months Ended

UMB and Marquette Loans $9.0 $8.9

Key Performance Metrics (1) Tier 1 Capital calculated under Basel III requirements beginning in 1Q’15.

Efficiency Initiatives

In July 2015, UMB announced organizational and operational efficiencies with expected annualized cost savings of approximately $3.6 million, achieved through consolidation and reorganization, including: Efficiency Initiative – 2Q 2015 Actions The combination of the Consumer and Private Wealth lines of business into the Personal Banking division to more efficiently deliver our customer-centric strategy (completed June 2015) Established a single leadership position with responsibilities that include retail banking, private wealth management, investment banking, and residential mortgage lending The combination of the Institutional Asset Management and Institutional Banking & Investor Services lines of business to create the Institutional Banking division to meet the needs of all institutional clients (completed June 2015) Established a single leadership position with responsibilities that include bond sales, correspondent banking, corporate trust and institutional investor services The reorganization of our technology, operations and related support groups to enhance their strategic direction and efficient performance (completed June 2015) The goal of these and subsequent efficiency actions, combined with revenue growth, is a targeted Efficiency Ratio of ~70%

Efficiency Initiative – Subsequent Actions Key Initiatives – Drive enhanced operating leverage and improve customer experience Select Business Process Improvement Actions Estimated efficiencies identified in this phase $29.3 Estimated efficiencies announced in July 2015 $3.6 Total Estimated Efficiencies, Annualized (1) $32.9 Centralize lockbox processing sites Continued conversion to e-statements Reduce advertising and T&E Right-size contracting and consulting expense related to technology upgrades Remove ATM locations with lower profitability Adjust or discontinue certain reward and partner programs Renegotiate or terminate various vendor contracts Eliminate participation in discretionary industry organizations and events Simplification of organizational and reporting structures Improvement in efficiency within branch operations Streamlining of back-office functions Elimination of duplication and improved distribution synergies among customer-focused businesses Modernization of technology to better enable product delivery and operational efficiency over time (1) Excludes Marquette-related synergies ($ millions)

Components of Efficiency Initiative $ millions 2015 2016 Annualized Salaries and Benefits (1) $5.2 $15.0 $23.4 Business Process Improvements 1.6 7.6 9.5 Total Estimated Cost Savings (2) $6.8 $22.6 $32.9 (1) Excludes severance costs (2) Excludes Marquette-related synergies The amounts in the 2015 and 2016 columns represent actual savings expected to be recognized in those years based on the timing of actions taken as part of these efficiency initiatives. The amounts in the annualized column represent the estimated full-year impact of those savings going forward.

$ millions 2015 2016 Annualized Salaries and Benefits Efficiencies (1) $5.2 $15.0 $23.4 Salaries & Benefits Details FTE reductions No backfill of certain positions vacated in 2015 Other (reduction in hours and overtime, reduction or elimination of other programs) Components of Salaries and Benefits Savings: Estimated Severance Expense – not included in efficiency totals: $ millions 2015 2016 Severance Expense (2) $4.9 $3.1 (1) Excludes severance costs (2) Excludes Marquette-related severance expense The amounts in the 2015 and 2016 columns represent actual savings expected to be recognized in those years based on the timing of actions taken as part of these efficiency initiatives. The amounts in the annualized column represent the estimated full-year impact of those savings going forward.

Assumptions Included Continued competitive pricing on loans Increased salary and benefits from normal cost of living adjustments and merit increases Continued prudent investment in growth businesses Continued investment related to regulatory requirements, cyber security, and modernization of core systems Timing Considerations Speed of interest rate increases Changes in the credit environment Market conditions, performance, flows, and asset mix Potential changes in regulatory and compliance pressures Operational and other risks identified in our SEC filings Several of the Factors Impacting Achievement of ~70% Efficiency Ratio

3Q 2015 Financials

Marquette Integration Update Transaction Costs $ thousands 4Q14 1Q15 2Q15 3Q15 To-Date HR Costs $215.1 $121.1 $452.4 $1,909.1 $2,697.7 Technology Integration - $10.3 - $2,405.0 $2,415.3 Professional Fees $1,680.1 $627.0 $264.4 $93.0 $2,664.5 Other Integration Fees $46.4 $7.3 $70.2 $48.4 $172.3 Total Transaction Costs To-Date $1,941.6 $765.7 $787.0 $4,455.5 $7,949.8

Consistent Loan Growth End-of-Period Total Loans 3Q’15 Total Loans +27.4% vs. 3Q’14 (1) On May 31, 2015, we closed the acquisition of Marquette Financial Companies and loans with an acquired value of $980.4 million were added to the UMB portfolio. At September 30, the acquired loans plus production in the legacy Marquette channels totaled $1.0 billion. $9.0 (1) (1)

Quality Credit Metrics Net Charge-Offs $000’s Nonperforming Loans $000’s

3rd Quarter 2015 Average Balance, AFS: $6.7 billion Average Yield: 1.84% Investment Mix Securities Available for Sale $6.7 billion at September 30, 2015 Agencies High Quality Investment Portfolio Corporates Municipals Mortgage-Backed Securities Treasuries AFS Portfolio Statistics

Deposit Growth Deposits & Percent of Free Funds Actual EOP Balances; $ billions 3Q 2015 Cost of Interest-Bearing Liabilities 0.21% Including DDA 0.13% $9.4 $13.0 $10.6 $12.8 $15.1

Balance Sheet – Strong Capital Position Common Equity Tier 1 Ratio vs. Industry 3Q 2015 Average Equity ($ billions) Capital Ratio Trends Industry Median as of 2Q15; Source: SNL Financial (1) 3Q’15 ratios calculated under Basel III requirements Total Risk-Based Capital Tier 1 Capital Tier 1 Leverage Common Equity Tier 1 (1)

Noninterest Income Noninterest income decreased $17.4 million, or 13.7%, compared to 3Q’14 Trust and securities processing income fell by $8.9 million, or 12%, to $65.2 million, primarily due to reduced revenue from Scout Equity earnings on alternative investments decreased $7.5 million compared to 3Q’14, due to a decline in unrealized earnings on PCM equity method investments 3rd Quarter ‘15 Highlights

Bankcard Fees Noninterest Income Composition – 3Q 2015 Trust & Securities Processing Revenue Trust & Securities Processing Composition: Deposit Service Charges Trust & Securities Processing Insurance Fees Trading & Investment Banking Brokerage Fees Other ($ millions) Gains on Sale of Securities Source of income: 3Q'15 3Q'14 Institutional Investment Mgmt. $22.9 $33.7 Asset Servicing $22.7 $22.6 Bank (inst. & personal asset mgmt.) $19.6 $17.8 $65.2 $74.1 Excludes ($5.0MM) from Equity Earnings on Alternative Investments, which represents (4.6%) of noninterest income

Prairie Capital Management Summary Select Components of Noninterest Income and Expense Related to PCM (2) Represents contingent consideration changes related to the settlement agreement for specific private equity funds. (1) Represents contingent consideration changes related to operational performance and hedge fund performance fees. (1) (2)

Noninterest Expense Noninterest expense increased $24.1 million, or 15.0%, compared to 3Q’14. Salaries and employee benefits expense increased $14.7 million, or 16.3%, year-over-year Marquette salaries were $9.4 million Acquisition related severances were $1.4 million Non-acquisition related severances were $930 thousand Software amortization expense, included in equipment expense, increased $1.5 million year-over-year to $4.2 million as technology projects have been completed and put into production for: Regulatory environment Cyber security Modernization of systems Total Marquette acquisition expense for the 3rd quarter was $4.5 million; Year-to-date 2015 acquisition expenses total $6.0 million 3rd Quarter ’15 Highlights

Business Segment Updates - 3Q 2015

Bank Loans at September 30, 2015 stood at $9.0 billion, an increase of $1.9 million or 27.4% year-over-year Loans produced by legacy UMB lenders increased $937.9 million or 13.2% Total deposits at September 30 increased 18.1% vs. a year ago to $15.1 billion Private placement revenue bonds, shown as held-to-maturity securities, increased 147.3% year-over-year to $588.5 million HELOC balances continue to grow, standing at $719.0 million, a 14.2% increase vs. September 30, 2014 Highlights                   Bank Segment Results $ in 000s, unaudited             3 mos Ended 3 mos Ended       September 30, % Change June 30, % Change       2015 2014 Y/Y 2015 LQ     Net interest income $ 93,960 $ 72,893 28.9% $ 82,758 13.5%     Provision for loan losses 1,333 2,446 -45.5% 2,612 -49.0%     Noninterest income 42,999 48,385 -11.1% 47,548 -9.6%     Noninterest expense 122,165 99,084 23.3% 107,293 13.9%     NI before taxes 13,461 19,748 -31.8% 20,401 -34.0%     Income tax provision 3,731 5,364 -30.4% 4,915 -24.1%     Net income $ 9,730 $ 14,384 -32.4% $ 15,486 -37.2%                     pre-tax profit margin 9.8% 16.3%   15.7%

Bank – Loan Composition Diverse Loan Book (Actual Loan Balances at September 30) $4.8B $5.4B $6.5B $7.1B $9.0B Commercial Credit Card Commercial & Industrial (1) HELOC Residential Real Estate Real Estate Construction Commercial Real Estate Consumer Credit Card Consumer Other 1.6% 1.2% 1.8% 1.9% 1.8% 1.4% 2.0% 2.6% 2.2% Factoring Loans Asset Based Loans (1) Includes Leases

Bank –Lending Loans by Region (Actual Loan Balances at September 30) $127.1 $213.0 $115.6 $176.9 $153.3 $208.3 $271.6 $206.3 $117.4 $235.9 $4.8B $5.4B $6.5B $7.1B $9.0B Colorado Kansas City Kansas Greater MO St. Louis Arizona Texas Oklahoma Marquette Transportation Fin (Natl. Sales) Nebraska Marquette Business Credit (Natl. Sales) $215.1 $106.0 (2) Arizona loan balances include $506.5MM legacy UMB loans and $349.0MM legacy Marquette loans. (1) Texas loan balances include $202.0 MM legacy UMB loans and $335.1MM legacy Marquette loans. (1) (2) $26.4

Asset Sensitivity at September 30, 2015 Net Interest Income Differential vs. Rates Unchanged (1) ($ millions) (1) This analysis is further described in Quarterly Reports on Form 10-Q under the heading “Net Interest Income Modeling” and is subject to the assumptions, risks, and uncertainties noted there. Year 1 Year 2 Year 1 Year 2 Year 1 Year 2 +100 bps +200 bps +300 bps

Bank – Deposits Diverse Sources of Deposits (Actual Deposits at September 30) $9.4B $10.6B $13.0B $12.8B $15.1B Personal Banking - Consumer Commercial Institutional - IAM Personal Banking - Private Wealth Asset Servicing Healthcare Institutional - IBIS Small Business Other 3.1% 1.5% 0.3% 6.5% 1.6% 0.2% 2.0%

$7.6B $8.8B $10.2B $11.6B $12.9B $1.1B $1.2B $1.2B $1.4B $1.6B Home Equity Lines of Credit $ in millions Assets Under Management $ in millions Bank – Asset Mgmt. & Home Equity Lending (1) (1) Includes $679.0 million from Marquette Asset Management

Institutional Investment Management Highlights                   Institutional Investment Management Segment Results $ in 000s, unaudited       3 mos Ended 3 mos Ended       September 30, % Change June 30, % Change       2015 2014 Y/Y 2015 LQ     Noninterest income 21,449 33,919 -36.8% 25,684 -16.5%     Noninterest expense 16,512 20,913 -21.0% 18,285 -9.7%     NI before taxes 4,937 13,006 -62.0% 7,399 -33.3%     Income tax provision 1,408 3,350 -58.0% 1,785 -21.1%     Net income $ 3,529 $ 9,656 -63.5% $ 5,614 -37.1%                     pre-tax profit margin 23.0% 38.3%   28.8%                     Scout assets under management now stand at $28.0 billion; 76% fixed income / 24% equity Net flows for 3Q were +$37.7 million in fixed income and -$1.4 billion in equity Two funds recently reached their 3-year anniversary—Scout Low Duration and Scout Emerging Markets

Total AUM $28.0B $19.7B $23.5B Institutional Investment Management $31.2B $31.2B Billions

AUM Drivers $ in millions ($570.7) $550.7 Total Change ($millions) $30,607.4 $31,178.1 Total AUM ($millions) Institutional Investment Management ($1,767.0) $30,627.3 ($567.7) $30,039.7 ($2,027.5) $28,012.2 3Q’15 2Q’15 1Q’15 4Q’14 3Q’14

AUM by Strategy – As of September 30, 2015 Equity Strategies International Mid Cap International ADR Emerging Markets Global Small Cap Other: Fixed Income Strategies Core Plus Low Duration Long Duration Core Real Return Unconstrained Intermediate Equity Fixed Income Other: Equity Opportunity Global Aggregate 31.6% 29.8% 18.3% 11.4% 4.4% 4.5%

Payment Solutions Highlights                   Payment Solutions Segment Results $ in 000s, unaudited           3 mos Ended 3 mos Ended       September 30, % Change June 30, % Change       2015 2014 Y/Y 2015 LQ     Net interest income $ 14,627 $ 13,469 8.6% $ 13,599 7.6%     Provision for loan losses 1,167 2,054 -43.2% 2,388 -51.1%     Noninterest income 22,038 21,579 2.1% 23,293 -5.4%     Noninterest expense 27,053 21,995 23.0% 26,399 2.5%     NI before taxes 8,445 10,999 -23.2% 8,105 4.2%     Income tax provision 2,393 2,818 -15.1% 2,046 17.0%     Net income $ 6,052 $ 8,181 -26.0% $ 6,059 -0.1%                     pre-tax profit margin 23.0% 31.4%   22.0%                     Credit and debit card purchase volume for the second quarter was $2.3 billion, generating $19.5 million in interchange revenue Healthcare deposits increased 39.3% year-over-year to $1.1 billion at September 30, 2015 Healthcare dollars migrating into investment assets now stand at $101 million, an increase of nearly 50% compared to a year ago Launched HSA Saver, a new tool to manage investment choices; after one month, more than $2 million in assets have been invested through the product

Payment Solutions Total Card Purchase Volume & Interchange Revenue Commercial Credit Consumer Credit Consumer Debit Healthcare Debit Institutional Banking – IBIS Debit Interchange ($millions) $2.3B $1.3B $1.4B $1.6B $2.1B 1.6% 1.4% 1.2% 1.6% 1.3% Interchange Sources 3Q'15 ($ millions) Credit 13.5 Debit 2.5 Healthcare 3.5 TOTAL $ 19.5

Payment Solutions – Healthcare Services Healthcare Purchase Volume Trends $millions (1) Interchange revenue from Healthcare cards divided by purchase volume on Healthcare cards (1)

Payment Solutions – Healthcare Services Healthcare Deposits and Assets $millions $323.3 $430.5 $642.4 $917.5 $1,250.3 Healthcare provided 7.6% of Total Company Deposits in 3Q’15  Investment assets as a 2011 2012 2013 2014 3Q'15 % of total healthcare deposits & assets 7.7% 7.2% 7.4% 8.3% 8.1%

We offer a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners. Broker/Employer TPAs Health Plans Tech Cos Payment Aggregators 401(k) Record Keeper Healthcare Partners HSA Applications SSO Web Services Contributions Enrollment BIN Sponsor HCS Saver Partner Portal Core Banking Systems Multi-Channel Healthcare Strategy

Asset Servicing Assets Under Administration $billions Investment Management Series Trusts continue to grow, with 81 active funds and $12.6 billion in asset at September 30, 2015 Added 42 net new funds and increased assets under administration by 22.2% in the alternative space in the past 12 months Fund Services launched UMB Fund Services FastPro Mobile App, designed for its proprietary alternative investment servicing technology Highlights                   Asset Servicing Segment Results $ in 000s, unaudited           3 mos Ended 3 mos Ended       September 30, % Change June 30, % Change       2015 2014 Y/Y 2015 LQ     Net interest income $ 1,308 $ 1,164 12.4% $ 1,003 30.4%     Noninterest income 22,612 22,592 0.1% 23,025 -1.8%     Noninterest expense 19,549 19,159 2.0% 19,987 -2.2%     NI before taxes 4,371 4,597 -4.9% 4,041 8.2%     Income tax provision 1,231 1,188 3.6% 986 24.8%     Net income $ 3,140 $ 3,409 -7.9% $ 3,055 2.8%                     pre-tax profit margin 18.3% 19.4%   16.8%

Asset Servicing Fund Accounting & Administration Alternative Asset Servicing Custody Transfer Agency

Strength in balance – today and tomorrow. Third Quarter 2015 UMB Financial